Exhibit 4


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1- CVM Code                           2- Company Name                     3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------
4- NIRE
35300149947
--------------------------------------------------------------------------------------------------------------

01.02 - HEAD OFFICE ADDRESS

--------------------------------------------------------------------------------------------------------------
1- Full Address (Street, Number and Complement)                         2- District
AV. ESCOLA POLITECNICA,760, 2nd floor                                   JAGUARE
--------------------------------------------------------------------------------------------------------------
3- Zip Code                      4- City                          5- State
05350-901                        SAO PAULO                        S.P.
--------------------------------------------------------------------------------------------------------------
6- DDD            7- Telephone       8- Telephone        9- Telephone       10- Telex
(Long             3718-5301          3718-5306           3718-5465
distance)
5511
--------------------------------------------------------------------------------------------------------------
11- DDD (Long        12- Fax                     13- Fax                        14- Fax
distance)            3718-5297                   3714-4436
5511
--------------------------------------------------------------------------------------------------------------
15- E-MAIL

ACOES@PERDIGAO.COM.BR

--------------------------------------------------------------------------------------------------------------

01.03 - INVESTOR RELATIONS DIRECTOR (ADDRESS FOR CORRESPONDENCE WITH THE COMPANY)

--------------------------------------------------------------------------------------------------------------
1- Name

WANG WEI CHANG
--------------------------------------------------------------------------------------------------------------
2- Full Address (Place, Number and Complement)                             3- District
AV. ESCOLA POLITECNICA,760 - 2nd floor                                     JAGUARE
--------------------------------------------------------------------------------------------------------------
4- Zip Code (CEP)                        5- City                                            6- State
05350-901                                SAO PAULO                                          S.P.
--------------------------------------------------------------------------------------------------------------
7- DDD (long distance)     8- Telephone      9- Telephone    10- Telephone      11- Telex   12- DDD (long
5511                       3718-5301         3718-5306       3718-5465                      distance) 5511
--------------------------------------------------------------------------------------------------------------
13- Fax                    14- Fax                    15- Fax                     16- E-MAIL
3718-5297                  3714-4436                                              acoes@perdigao.com.br
--------------------------------------------------------------------------------------------------------------

01.04  - REFERENCE / AUDITOR

--------------------------------------------------------------------------------------------------------------
    Current fiscal year                 Current Quarter                         Previous Quarter
--------------------------------------------------------------------------------------------------------------
1- Begin       2- End       3- Quarter    4- Begin     5- End        6- Quarter    7- Begin     8- End

01/01/2002     12/31/2002        2        04/01/2002   06/30/2002        1         01/01/2002   03/31/2002
--------------------------------------------------------------------------------------------------------------
9- Auditing Company                                                                10- CVM Code
    Ernst & Young S/C                                                                    00471-5
--------------------------------------------------------------------------------------------------------------
11- Technical in Charge                                                            12- Technical in Charge
      Luiz Carlos Passetti                                                         Taxpayers' Register
                                                                                    001.625.898-32
--------------------------------------------------------------------------------------------------------------




FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------------------------------------
1-CVM Code                            2-Company Name                      3- General Taxpayers' Register
01629-2                               PERDIGAO S.A.                       01.838.723/0001-27
--------------------------------------------------------------------------------------------------------------

01.05 - CURRENT COMPOSITION OF  CAPITAL

--------------------------------------------------------------------------------------------------------------
Number of Shares            1- Current quarter         2-  Previous quarter      4- Same quarter of previous
(units)                     June 30, 2002              March 31, 2002            year
                                                                                 June 30, 2001
--------------------------------------------------------------------------------------------------------------
PAID-UP CAPITAL

--------------------------------------------------------------------------------------------------------------
1.COMMON                             15,471,957                15,471,957                  15,471,957
--------------------------------------------------------------------------------------------------------------
2.PREFERRED                          29,180,427                29,180,427                  29,180,427
--------------------------------------------------------------------------------------------------------------
3.TOTAL                              44,652,384                44,652,384                  44,652,384
--------------------------------------------------------------------------------------------------------------
IN TREASURY
--------------------------------------------------------------------------------------------------------------
4.COMMON                                  7,900                     7,900                       7,900
--------------------------------------------------------------------------------------------------------------
5.PREFERRED                             135,595                   135,595                     135,595
--------------------------------------------------------------------------------------------------------------
6.TOTAL                                 143,495                   143,495                     143,495
--------------------------------------------------------------------------------------------------------------

01.06 - COMPANY PROFILE

--------------------------------------------------------------------------------------------------------------
1 - TYPE OF COMPANY
Industrial, Commercial and Others
--------------------------------------------------------------------------------------------------------------
2 - SITUATION
Operational
--------------------------------------------------------------------------------------------------------------
3 - NATURE OF SHARE CONTROL
National Private
--------------------------------------------------------------------------------------------------------------
4 - CODE OF ACTIVITY
1170000 - Participation & Administration
--------------------------------------------------------------------------------------------------------------
5 -  MAIN ACTIVITY
Holding
--------------------------------------------------------------------------------------------------------------
6 - CONSOLIDATED TYPE
Total
--------------------------------------------------------------------------------------------------------------
7 - TYPE OF AUDITOR'S REPORT
No exception
--------------------------------------------------------------------------------------------------------------

01.07- COMPANIES NOT INCLUDED IN CONSOLIDATED FINANCIAL STATEMENTS

1- Item            2- General Taxpayers' Register                              3- Name

01.08 - DECLARED AND/OR PAID DIVIDENDS DURING AND AFTER THE QUARTER

--------------------------------------------------------------------------------------------------------------
1- ITEM    2- EVENT  3-APPROVAL    4-  DIVIDENDS             5-  BEGINNING   6- TYPE OF    7- AMOUNT PER
                     DATE                                    OF PAYMENT      SHARE         SHARE
--------------------------------------------------------------------------------------------------------------
01         Board     03/22/2002    Interest over company     08/30/2002      Common        0.1213200000
           Meeting                 capital
--------------------------------------------------------------------------------------------------------------
02         Board     03/22/2002    Interest over company     08/30/2002      Preferred     0.1213200000
           Meeting                 capital
--------------------------------------------------------------------------------------------------------------




FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS


01.01 - IDENTIFICATION

-------------------------------------------------------------------------------------------------------------
1-CVM Code         2- Company Name                                             3- General Taxpayers'
                                                                               Register
01629-2            PERDIGAO S.A.                                               01.838.723/0001-27
-------------------------------------------------------------------------------------------------------------


01.09 - PAID-UP CAPITAL AND CHANGES IN THE CURRENT PERIOD

-----------------------------------------------------------------------------------------------------------------------------------
1-ITEM     2-DATE OF CHANGE     3- CAPITAL STOCK    4- AMOUNT            5- SOURCE OF  6- QUANTITY OF   7- PRICE OF SHARE IN THE
                                 (thousand Reais)             (thousand  CHANGE        ISSUED SHARES            ISSUANCE
                                                    Reais)                                 ( units)              (Reais)
-----------------------------------------------------------------------------------------------------------------------------------
    01     04/23/2002                  490,000                  142 Capital                      0              0,0000000000
                                                                    Reserve
-----------------------------------------------------------------------------------------------------------------------------------
    02     04/23/2002                  490,000               74,425 Profit                       0              0,0000000000
                                                                    Reserve
-----------------------------------------------------------------------------------------------------------------------------------


01.10 - INVESTOR RELATIONS DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------------
1 - Date           2 - Signature
 08/14/2002

-----------------------------------------------------------------------------------------------------------------------------------



FEDERAL PUBLIC DEPARTMENT                                                                       CORPORATE LAW
BRAZILIAN SECURITIES COMMISSION - CVM
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27

02.01- BALANCE SHEET - ASSETS  (IN THOUSANDS OF REAIS)

-------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description                         3 - 06/30/2002                4 - 03/31/2002
-------------------------------------------------------------------------------------------------------------
1                  TOTAL ASSETS                                            679,001                   693,949
-------------------------------------------------------------------------------------------------------------
1.01               CURRENT ASSETS                                           11,994                    11,671
-------------------------------------------------------------------------------------------------------------
1.01.01            Cash and Banks                                               28                        47
-------------------------------------------------------------------------------------------------------------
1.01.02            Credits                                                       0                         0
-------------------------------------------------------------------------------------------------------------
1.01.03            Inventories                                                   0                         0
-------------------------------------------------------------------------------------------------------------
1.01.04            Others                                                   11,966                    11,624
-------------------------------------------------------------------------------------------------------------
1.01.04.01         Dividends and Interest Over Capital                       4,590                     4,590
-------------------------------------------------------------------------------------------------------------
1.01.04.02         Taxes to Recover                                          7,220                     6,966
-------------------------------------------------------------------------------------------------------------
1.01.04.03         Deferred Taxes                                              116                         0
-------------------------------------------------------------------------------------------------------------
1.01.04.03         Other Fees                                                   12                        12
-------------------------------------------------------------------------------------------------------------
1.01.04.04         Advanced Expenses                                            28                        56
-------------------------------------------------------------------------------------------------------------
1.02               NONCURRENT ASSETS                                         2,783                     5,266
-------------------------------------------------------------------------------------------------------------
1.02.01            Credits                                                       0                         0
-------------------------------------------------------------------------------------------------------------
1.02.02            Credits with Associates                                       0                         0
-------------------------------------------------------------------------------------------------------------
1.02.02.01         With Affiliates                                               0                         0
-------------------------------------------------------------------------------------------------------------
1.02.02.02         With Subsidiaries                                             0                         0
-------------------------------------------------------------------------------------------------------------
1.02.02.03         With Other Associates                                         0                         0
-------------------------------------------------------------------------------------------------------------
1.02.03            Others                                                    2,783                     5,266
-------------------------------------------------------------------------------------------------------------
1.02.03.01         Deferred Taxes                                              211                     2,789
-------------------------------------------------------------------------------------------------------------
1.02.03.02         Legal Deposits                                            2,537                     2,442
-------------------------------------------------------------------------------------------------------------
1.02.03.03         Other Receivables                                            35                        35
-------------------------------------------------------------------------------------------------------------
1.03               PERMANENT ASSETS                                        664,224                   677,012
-------------------------------------------------------------------------------------------------------------
1.03.01            Investments                                             664,224                   677,012
-------------------------------------------------------------------------------------------------------------
1.03.01.01         Equity in Affiliates                                          0                         0
-------------------------------------------------------------------------------------------------------------
1.03.01.02         Equity in Subsidiaries                                  664,224                   677,012
-------------------------------------------------------------------------------------------------------------
1.03.01.03         Other Investments                                             0                         0
-------------------------------------------------------------------------------------------------------------
1.03.02            Fixed Assets                                                  0                         0
-------------------------------------------------------------------------------------------------------------
1.03.03            Deferred                                                      0                         0
-------------------------------------------------------------------------------------------------------------


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27

02.02- BALANCE SHEET - LIABILITIES (IN THOUSANDS OF REAIS)

-------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description                              3 - 06/30/2002           4 - 03/31/2002
-------------------------------------------------------------------------------------------------------------
2                  TOTAL LIABILITIES                                         679,001                 693,949
-------------------------------------------------------------------------------------------------------------
2.01               CURRENT LIABILITIES                                         8,197                   7,851
-------------------------------------------------------------------------------------------------------------
2.01.01            Loans                                                           0                       0
-------------------------------------------------------------------------------------------------------------
2.01.02            Debentures                                                      0                       0
-------------------------------------------------------------------------------------------------------------
2.01.03            Suppliers                                                       0                       7
-------------------------------------------------------------------------------------------------------------
2.01.04            Taxes, Charges and Contribution                                44                      43
-------------------------------------------------------------------------------------------------------------
2.01.04.01         Social Contributions                                           27                      26
-------------------------------------------------------------------------------------------------------------
2.01.04.02         Other Taxes Obligations                                        17                      17
-------------------------------------------------------------------------------------------------------------
2.01.05            Dividends Payable                                              20                      20
-------------------------------------------------------------------------------------------------------------
2.01.06            Provisions                                                    202                     141
-------------------------------------------------------------------------------------------------------------
2.01.06.01         Provisions for vacations & 13th salaries                      202                     141
-------------------------------------------------------------------------------------------------------------
2.01.07            Debts with Associates                                       2,690                   2,451
-------------------------------------------------------------------------------------------------------------
2.01.08            Others                                                      5,241                   5,189
-------------------------------------------------------------------------------------------------------------
2.01.08.01         Interest on Company Capital                                 5,216                   5,164
-------------------------------------------------------------------------------------------------------------
2.01.08.02         Other Obligations                                              25                      25
-------------------------------------------------------------------------------------------------------------
2.02               NONCURRENT LIABILITIES                                        597                     550
-------------------------------------------------------------------------------------------------------------
2.02.01            Loans                                                           0                       0
-------------------------------------------------------------------------------------------------------------
2.02.02            Debentures                                                      0                       0
-------------------------------------------------------------------------------------------------------------
2.02.03            Provisions                                                      0                       0
-------------------------------------------------------------------------------------------------------------
2.02.04            Debts with Associates                                           0                       0
-------------------------------------------------------------------------------------------------------------
2.02.05            Others                                                        597                     550
-------------------------------------------------------------------------------------------------------------
2.02.05.01         Reserve for Contingencies                                     597                     550
-------------------------------------------------------------------------------------------------------------
2.03               DEFERRED INCOME                                                 0                       0
-------------------------------------------------------------------------------------------------------------
2.05               NET EQUITY                                                670,207                 685,548
-------------------------------------------------------------------------------------------------------------
2.05.01            Paid-up Capital Stock                                     490,000                 415,433
-------------------------------------------------------------------------------------------------------------
2.05.02            Capital Reserves                                                0                     142
-------------------------------------------------------------------------------------------------------------
2.05.02.01         Reserve for Fiscal Incentive                                    0                     142
-------------------------------------------------------------------------------------------------------------
2.05.03            Revaluation Reserve                                             0                       0
-------------------------------------------------------------------------------------------------------------
2.05.03.01         Owned Assets                                                    0                       0
-------------------------------------------------------------------------------------------------------------
2.05.03.02         Subsidiaries/ Affiliates                                        0                       0
-------------------------------------------------------------------------------------------------------------
2.05.04            Profit Reserves                                           182,808                 257,233
-------------------------------------------------------------------------------------------------------------



TABLE CONT'D


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27

02.02 - BALANCE SHEET - LIABILITIES (IN THOUSANDS OF REAIS)

-------------------------------------------------------------------------------------------------------------
1 - Code           2 - Description                              3 - 06/30/2002           4 - 03/31/2002
-------------------------------------------------------------------------------------------------------------
2.05.04.01         Legal                                                      17,797                  17,797
-------------------------------------------------------------------------------------------------------------
2.05.04.02         Statutory                                                       0                       0
-------------------------------------------------------------------------------------------------------------
2.05.04.03         For Contigencies                                                0                       0
-------------------------------------------------------------------------------------------------------------
2.05.04.04         Profits Realizable                                              0                       0
-------------------------------------------------------------------------------------------------------------
2.05.04.05         Retained Earnings                                               0                       0
-------------------------------------------------------------------------------------------------------------
2.05.04.06         Special for Non-distributed Dividends                           0                       0
-------------------------------------------------------------------------------------------------------------
2.05.04.07         Other profit Reserves                                     165,011                 239,436
-------------------------------------------------------------------------------------------------------------
2.05.04.07.01      Expansion Reserves                                        165,826                 166,672
-------------------------------------------------------------------------------------------------------------
2.05.04.07.02      Increase Capital Reserves                                       0                  73,579
-------------------------------------------------------------------------------------------------------------
2.05.04.07.03      Treasury Shares                                             (815)                   (815)
-------------------------------------------------------------------------------------------------------------
2.05.05            Accumulated Profit/ Losses                                (2,601)                  12,740
-------------------------------------------------------------------------------------------------------------



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                                                           CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

1-CVM Code         2- Company Name                                          3- General Taxpayers' Register
01629-2            PERDIGAO S.A.                                            01.838.723/0001-27

03.01 -  STATEMENT OF INCOME (IN THOUSANDS OF REAIS)

--------------------------------------------------------------------------------------------------------------
1-Code        2-Description                    3-04/01/2002  4-01/01/2002  5-04/01/2001    6-01/01/2001 to
                                               to 06/30/2002 to 06/30/2002 to 06/30/2001   06/30/2001
--------------------------------------------------------------------------------------------------------------
3.01          GROSS INCOME FROM SALES AND/OR               0             0               0                  0
              SERVICES
--------------------------------------------------------------------------------------------------------------
3.02          Sales Returns                                0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.03          NET INCOME FROM SALES AND/OR                 0             0               0                  0
              SERVICES
--------------------------------------------------------------------------------------------------------------
3.04          Cost Of Goods And/Or Services                0             0               0                  0
              Sold
--------------------------------------------------------------------------------------------------------------
3.05          GROSS INCOME                                 0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.06          OPERATING INCOME/EXPENSES             (12,880)         2,663          43,840             52,680
--------------------------------------------------------------------------------------------------------------
3.06.01       With Sales                                   0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.06.02       General And Administrative               (682)       (1,333)           (565)            (1,146)
--------------------------------------------------------------------------------------------------------------
3.06.02.01    Administrative                           (288)         (629)           (232)              (494)
--------------------------------------------------------------------------------------------------------------
3.06.02.02    Management Compensation                  (394)         (704)           (333)              (652)
--------------------------------------------------------------------------------------------------------------
3.06.03       Financial                                  592           885             580              1,070
--------------------------------------------------------------------------------------------------------------
3.06.03.01    Financial Income                           737         1,333             614              1,144
--------------------------------------------------------------------------------------------------------------
3.06.03.02    Financial Expenses                       (145)         (448)            (34)               (74)
--------------------------------------------------------------------------------------------------------------
3.06.04       Other Operating Income                   3,125         3,251           2,215              4,725
--------------------------------------------------------------------------------------------------------------
3.06.05       Other Operating Expenses                     0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.06.06       Income On Equity                      (15,915)         (140)          41,610             48,031
--------------------------------------------------------------------------------------------------------------
3.07          OPERATING INCOME                      (12,880)         2,663          43,840             52,680
--------------------------------------------------------------------------------------------------------------
3.08          Non-operating Income                         0             0            (77)               (77)
--------------------------------------------------------------------------------------------------------------
3.08.01       Income                                       0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.08.02       Expenses                                     0             0            (77)               (77)
--------------------------------------------------------------------------------------------------------------
3.09          INCOME BEFORE TAX AND INTERESTS       (12,880)         2,663          43,763             52,603
--------------------------------------------------------------------------------------------------------------
3.10          Provision For Income Tax And                 1            11             489                511
              Social Contribution
--------------------------------------------------------------------------------------------------------------
3.11          Deferred Income Tax                    (2,462)           125               0                  0
--------------------------------------------------------------------------------------------------------------
3.12          Interests And Statutory                      0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.12.01       Interests                                    0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.12.02       Contribution                                 0             0               0                  0
--------------------------------------------------------------------------------------------------------------
3.13          Reversion Of Interest Over                   0             0               0                  0
              Company Capital
--------------------------------------------------------------------------------------------------------------
3.15          PROFIT/LOSS IN FISCAL YEAR            (15,341)         2,799          44,252             53,114
--------------------------------------------------------------------------------------------------------------
              Number Of Shares (Ex-treasury)      44,508,889    44,508,889      44,508,889         44,508,889
--------------------------------------------------------------------------------------------------------------
              Profit Per Share                                     0.06289         0.99423            1.19333
--------------------------------------------------------------------------------------------------------------
              Loss Per Share                       (0.34467)
--------------------------------------------------------------------------------------------------------------


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

04.01 - EXPLANATORY NOTES

1. OPERATING CONTEXT

Perdigao S.A. is the holding company and in the operating context of Perdigao Companies, the main activities developed are: raising, production and slaughter of poultry (chicken, Chester(R), turkey and others) and pork, processing and/or sale of meats, frozen pasta, frozen vegetables, and soybean by-products.

2. PRESENTATION OF FINANCIAL STATEMENTS AND MAIN PRACTICES UTILIZED

The Quarterly Information - ITR, related to the second quarter of 2002, was prepared according to the same practices adopted in the financial statements for the previous quarter and the fiscal year ended on December 31st, 2001. Such Quarterly Information is in accordance with the Corporate Law and the Brazilian Securities Commission ("Comissao de Valores Mobiliarios") - CVM, and is presented in thousands of Brazilian Reais.

3. TEMPORARY CASH INVESTMENTS - CONSOLIDATED

-------------------------------------------------------------------------------
                                                  06.30.02          03.31.02

-------------------------------------------------------------------------------
 LOCAL CURRENCY:

 Interbank Deposit Certificate - CDI                76,730            13,472
 Fixed Income Funds                                 74,062           125,818
 Long Term Interest Tax - TJLP plus interest        49,207            47,499
 Total in Local Currency                           199,999           186,789
 ------------------------------------------------------------------------------
 FOREIGN CURRENCY:

 Central Bank Notes - NBC - E                      449,946           330,366
 National Treasury Notes - NTN - D                  34,491            28,701
 Others                                             37,224            47,906
 Total in Foreign Currency                         521,661           406,973
 ------------------------------------------------------------------------------
 TOTAL                                             721,660           593,762
 ------------------------------------------------------------------------------
 Short term                                        424,644           314,580
 Long term                                         297,016           279,182
 ------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


4. INVENTORIES - CONSOLIDATED

--------------------------------------------------------------------------------
                                                    06.30.02            03.31.02
--------------------------------------------------------------------------------
 Finished products                                   152,595             115,687
 Goods in process                                     16,598              15,284
 Raw material                                         70,193              10,798
 Secondary material and packing                       60,018              55,255
 Animal raising (poultry, turkey and hogs)           165,110             152,111
 Advances to suppliers and imports in transit         45,918              22,072
--------------------------------------------------------------------------------
 Total                                               510,432             371,207
 -------------------------------------------------------------------------------

5. RECOVERABLE TAXES

   ----------------------------------------------------------------------------------------------------
                                                              Company               Consolidated
   ----------------------------------------------------------------------------------------------------
                                                         06.30.02     03.31.02    06.30.02    03.31.02
   ----------------------------------------------------------------------------------------------------
   State VAT (ICMS)                                             -            -      29,008      23,136
   Income Tax                                               7,220        6,966      14,516       7,443
   Federal VAT (IPI)                                            -            -      29,287      20,247
   Social Integration Program (PIS)                             -            -      10,161           -
   Others                                                       -            -          41          31
   ----------------------------------------------------------------------------------------------------
   Total                                                    7,220        6,966      83,013      50,857
   ----------------------------------------------------------------------------------------------------
   Current                                                  7,220        6,966      76,458      45,357
   Noncurrent                                                   -            -       6,555       5,500
   ----------------------------------------------------------------------------------------------------

Represented by credit of the Company and its subsidiaries that will be offset against the related tax due.

On June, 2002 the Company recognized credits related to the lawsuit that was contesting the decree-law that changed, the calculate method for PIS, from July/1989 to June/1995, according to the Complementary Law number 7/70. The credits generated based on these lawsuit were as of R$ 10,161 on June 30, 2002.

6. DEFERRED TAXES - CONSOLIDATED

---------------------------------------------------------------------------
                                                    06.30.02       03.31.02
---------------------------------------------------------------------------

Assets:
   Provision for contingencies                       35,696         33,818
   Income tax losses                                  7,898          2,027
   Social contribution tax losses                     4,196          1,230
---------------------------------------------------------------------------
Total                                                47,790         37,075
---------------------------------------------------------------------------
  Current                                            12,094            536
  Noncurrent                                         35,696         36,539
---------------------------------------------------------------------------
Long-term liabilities:
   Unrealizable revaluation reserve                   4,999          5,116
   Accelerated incentivated depreciation              2,808          2,939
---------------------------------------------------------------------------
Total                                                 7,807          8,055
---------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


The estimated maturity date to realize the taxable credits constituted on tax losses and negative base of social contribution is above 12 months, thus they are classified as current assets. The realization of new taxable credits constituted on contingencies accrual should be realized when the suits are transited and judged, so they do not have estimated maturity date to be realized, being classified as noncurrent assets.

7. INVESTMENTS IN SUBSIDIARIES

                                     Perdigao                    Perdigao                  Perdigao
                               Agroindustrial S.A.             Overseas S.A.               Export Ltd.              Total

                              06.30.02      03.31.02      06.30.02     03.31.02      06.30.02    03.31.02    06.30.02    03.31.02
No. of investee's shares     44.651.416    44.651.416      55.665       55.665        10.000      10.000       -            -
No. of shares owned          44.651.416    44.651.416      55.665       55.665        10.000      10.000       -            -
Capital Stock                   480.000       374.916      19.527       15.952            28          23       -            -
Shareholders' Equity            647.794       666.186      16.430       10.826           -           -         -            -
Income of the period               (318)       18.226         178       (2.451)          -           -         -            -
Interest in shareholders'
   equity                       647.794      666.186       16.430       10.826           -           -        664,224     677.012
Interest in income in the           (318)     18.226          178       (2.451)          -           -           (140)     15.775
  period


BRF Trading S.A., the company formed by Perdigao Agroindustrial S.A. and Sadia S.A. in equal parts is being consolidated since 03.31.02 by proportional method and the total of main groups are: current assets of R$ 274, long term realizable assets of R$ 14, permanent of R$ 388, current liabilities of R$ 186, long term liability of R$ 457 and shareholders' equity of R$ 33.

BRF International Ltd., the company formed by Perdigao Overseas S.A. and Sadia Intenational Ltd., in equal parts is being consolidated since 06.30.02 by proportional method and the total of main groups are: current assets of R$ 1,659, permanent of R$ 398, current liabilities of R$ 1,561 and shareholders' equity of R$ 496.

Included in other operating income, net are: the fiscal incentive "Fundo Operacao Empresa - Fundopem", state of Rio Grande do Sul of R$ 216 (R$ 1,748 on 06.30.01), fiscal incentives for income tax and State VAT (ICMS) of R$ 42 (R$ 184 on 06.30.01), goodwill amortization of R$ 1,889 for Perdigao Agroindustrial S.A., and exchange gains on investments in foreign subsidiaries of R$ 2,993 (R$ 2,703 on 06.30.01).

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

8. FIXED ASSETS - CONSOLIDATED

                                                         ANNUAL DEPRECIATION


                                                               RATE (%)         06.30.02        03.31.02
-----------------------------------------------------------------------------------------------------------
Buildings and improvements                                      4 to 10          470,389         466,720
Machinery and equipment                                        10 to 20          503,823         494,744
Electrical and hydraulic facilities                                  10           32,848          33,105
Forests and reforestation                                       Various           14,602          13,751
Others                                                         10 to 20           18,266          17,885
-----------------------------------------------------------------------------------------------------------
Subtotal                                                                       1,039,928       1,026,205
-----------------------------------------------------------------------------------------------------------
(-) Depreciation and accumulated depletion                                     (281,670)       (270,242)
-----------------------------------------------------------------------------------------------------------
Sub-total                                                                        758,258         755,963
-----------------------------------------------------------------------------------------------------------
Lands                                                                             84,819          86,953
Fixed assets in course                                                            87,125          69,724
-----------------------------------------------------------------------------------------------------------
Total                                                                            930,202         912,640
-----------------------------------------------------------------------------------------------------------


On April 1st the subsidiary Perdigao Agroindustrial S.A. sells the fixed assets and inventories of the unit located in Mococa, Sao Paulo state, for R$ 6,093, getting losses of R$ 1,698 without affected the results because of the preceding periods the company has made provision for losses.

The Company capitalized during the 2nd Quarter, 2002 an amount of R$ 4,114 related to interest over fixed assets in course. Interests are being capitalized till the amount of transfer on fixed assets in course to the asset in use, from when they are depreciated on usual taxes of depreciation.

9. DEFERRED CHARGES - CONSOLIDATED

   --------------------------------------------------------------------------------------------------------
                                                         ANNUAL AMORTIZATION RATES (%)   06.30.02  03.31.02
   --------------------------------------------------------------------------------------------------------
   Preoperating  costs  at Rio  Verde  unit -  Goias
     state                                                                          10     53,247    49,329
   Implementation of SAP R/3 integrated system                                      20     22,661    21,625
   Goodwill on acquisition of investment                                            20     18,888    18,888
   Others                                                                      various      2,700     1,521
   --------------------------------------------------------------------------------------------------------
   SUB-TOTAL                                                                               97,496    91,363
   --------------------------------------------------------------------------------------------------------
   Amortization                                                                          (22,373)  (19,245)
   --------------------------------------------------------------------------------------------------------
   TOTAL                                                                                   75,123    72,118
   --------------------------------------------------------------------------------------------------------

The preoperating costs of the Rio Verde plant, at Goias state, are being deferred and amortized in proportion to the use of the production capacity untill the middle of 2003, when the plant will reach full capacity, when the rate will be 10% per year. The realization of the goodwill arising from the acquisition of Frigorifico Batavia S.A., merged into the subsidiary Perdigao Agroindustrial S.A., is based on the expectation of future profitability, estimated at 5 years.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

10. BANK LOANS, FINANCING AND DEBENTURES - CONSOLIDATED

 -------------------------------------------------------------------------------
 MATURITY DATE                                        06.30.02         03.31.02
 -------------------------------------------------------------------------------
 Long term:
 2003                                                  267,485          337,459
 2004                                                  191,574           98,002
 2005                                                   96,000           64,669
 2006                                                   42,872           42,363
 2007                                                   39,439           39,015
 2008 to 2024                                           61,832           59,412
-------------------------------------------------------------------------------
 Subtotal                                              699,202          640,920
-------------------------------------------------------------------------------
 Short term                                            866,909          572,584
-------------------------------------------------------------------------------
 Total                                               1,566,111        1,213,504
-------------------------------------------------------------------------------
 Local currency                                        641,316          616,371
 Foreign currency                                      924,795          597,133
-------------------------------------------------------------------------------

The bank loans, financing and debentures by type of financing and interest rates are as follows:

SHORT TERM

 LINE                         Annual weighted average rate                       06.30.02        03.31.02
                              ----------------------------

 Local Currency:
-----------------------------------------------------------------------------------------------------------
 Costing                        8.75%                                             118,315          86,406
 Working capital                1.27% + TJLP                                      177,440         132,244
 Fixed Assets                   2.58% + TJLP                                       49,627          48,280
 Debentures                     6.00% + TJLP                                       10,450          10,465
 -----------------------------------------------------------------------------------------------------------
 Total of local currency                                                          355,832         277,395
 -----------------------------------------------------------------------------------------------------------
 Foreign Currency:
 -----------------------------------------------------------------------------------------------------------
 Working capital                3.20% + exchange variation                        215,405         157,981
 ACC - Pre-exports              3.91% + exchange variation                        290,999         130,362
 Fixed Assets                   7.36% + exchange variation                          4,673           6,846
 -----------------------------------------------------------------------------------------------------------
 Total of foreign currency                                                        511,077         295,189
 -----------------------------------------------------------------------------------------------------------
 Total                                                                            866,909         572,584
 -----------------------------------------------------------------------------------------------------------

LONG TERM

 -----------------------------------------------------------------------------------------------------------
 LINE                                  Annual weighted average rate              06.30.02        03.31.02
                                       ----------------------------
 Local Currency:
 -----------------------------------------------------------------------------------------------------------
 Working capital                5.85%                                              53,318          94,873
 Fixed Assets                   2.55% + TJLP                                      161,975         169,517
 Debentures                     6.00% + TJLP                                       70,191          74,586
 -----------------------------------------------------------------------------------------------------------
 Total of local currency                                                          285,484         338,976
 -----------------------------------------------------------------------------------------------------------
 Foreign Currency:
 -----------------------------------------------------------------------------------------------------------
 Working capital                4.48% + exchange variation                        329,774         215,949
 ACC - Pre-exports              4.37% + exchange variation                         68,401          72,258
 Fixed Assets                   10.94% + exchange variation                        15,543          13,737
 -----------------------------------------------------------------------------------------------------------
 Total of foreign currency                                                        413,718         301,944
 -----------------------------------------------------------------------------------------------------------
 Total                                                                            699,202         640,920
 -----------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

Loans, financings and debentures of R$ 267,782 (R$ 263,524 in 03.31.02) are collateralized by the financed assets and by real estate mortgages. The other loans are guaranteed by Perdigao S.A. signature guarantees.

Perdigao Agroindustrial S.A. has a loan contract with the IFC - International Finance Corporation of R$ 50,333 (R$ 40,629 in 03.31.02), with final maturity on July 15, 2005. The loan contract includes clauses regarding financial ratios (current ratio, long-term debt and debt coverage) which have been complied with.

The subsidiary Perdigao Agroindustrial S.A. issued 81,950 simple debentures to the National Economic and Social Development Bank (BNDES), totally paid from
06.30.98 to 11.21.00, at a face value of R$ 1 each, with redemption from
06.15.01 to 06.15.10.

11. INCOME TAX AND SOCIAL CONTRIBUTION - CONSOLIDATED

                                                                                    06.30.02       06.30.01
 -------------------------------------------------------------------------------------------------------------
 Income before taxes and after employees profit sharing                              (4,418)         70,524
    Taxes at statutory rate - 34%                                                      1,502       (23,977)
 Adjustments to effective tax rate:
    Interest on capital                                                                1,836          4,590
    Tax incentives                                                                        88            688
    Other permanent inclusions/exclusions                                              3,791          1,289
 -------------------------------------------------------------------------------------------------------------
 Taxes                                                                                 7,217       (17,410)
 -------------------------------------------------------------------------------------------------------------
 Effective tax rate                                                                (163.35%)         24.69%
 -------------------------------------------------------------------------------------------------------------
 Current taxes on income (IRPJ/CSSL)                                                 (4,634)       (16,719)
 Deferred taxes                                                                       11,851          (691)
 -------------------------------------------------------------------------------------------------------------

12. RESERVE FOR CONTINGENCIES -  CONSOLIDATED

Perdigao Companies, as the others in Brazil, are subjected to fiscal, legal, labour and other contingencies. The reserves are determined based on an analysis of the pending litigation and adjusted to reflect the amounts considered sufficient by management and legal counsel to cover eventual losses. The consolidated reserves for contingencies on 06.30.02 were as follows:

                                           06.30.02       03.31.02
 --------------------------------------------------------------------
 Taxes                                       98,116         89,229
 Labour                                      11,625         10,857
 Civil, commercial and others                15,387         15,073
 --------------------------------------------------------------------
 Total                                      125,128        115,159
 --------------------------------------------------------------------


Taxes: Refer to administrative and legal actions, and to ICMS credits based on the interpretation of certain standards of the states. On the federal span, there are many discussions about the uses for income tax and social contribution related to Real Plan, collection refutation of PIS and COFINS on other incomes, 1% additional social contribution over the period from June to December, 1999, based on preliminary injunctions given.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

Labour: Refer to estimated losses based on history and analysis of lawsuits on individual labour complaints, principally related to overtime and inflation adjustments of wages required before Real Plan.

Civil, commercial and others: Refer to lawsuits from employees who allege work related accidents, occupational diseases, traffic accidents, property losses, physic accidents and others. The losses are estimated by legal counsel based on the lawsuits history.

Perdigao Companies have escrow deposits amounting to R$ 9,754 (R$ 8,835 in March 31, 2002), for certain litigation.

13. SHAREHOLDERS' EQUITY

On June 30, 2002, the capital was comprised of 44,652,384 shares, divided into 15,471,957 common shares and 29,180,427 preferred shares, all registered and without par value. Foreign investors held 8 common shares and 6,408,268 preferred shares. Of the preferred shares held by foreign investors, 915,850 shares are equivalent to 457,925 ADRs.

On the 04.23.02 General Shareholders' Meeting the increase of Capital Stock was approved, from R$ 415,433 to R$ 490,000, without stock issue, by the capitalization of R$ 142 on Capital Reserve and R$ 74,425 on Profits Reserve. At the same date, the subsidiary Perdigao Agroindustrial S.A. increased its capital stock from R$ 374,916 to R$ 480,000, without sock issue, by Reserve capitalization.

The Company holds 143,495 shares of its own issuance, as treasury shares, acquired in previous periods with resources from income reserves at an average cost of R$ 5.68 per share, for future disposal or cancellation.

The company is authorized to increase its capital stock, independent from statutory reform, till the limit of 60,000,000 shares, divided into 20,040,000 common shares and 39,960,000 preferred shares.

Preferred shares have the same rights of common shares, except the voting right, as well as the following privileges: a) priority to receive cumulative fixed dividends, receiving net profits in equal conditions as the common shares, after the minimum dividend is assured, and b) reimbursement of capital in case of Company settlement, according to the General Shareholders' Meeting.

In agreement entered into among the majority shareholders of Perdigao S.A., on October 25, 1994, it was established that the members should take mutual advice prior to the exercise of their voting right.

Interest over company capital related to 2002 first quarter were provisioned to be paid on 08.30.02 in an amount of R$5,400 and net from income tax in an amount of R$ 5,125, that added to previous periods amounts are in a total net to be paid of R$ 5,216.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


Statements of Changes in Shareholders' Investment:

                                   Capital Stock     Reserves of                Accumulated   Total
                                                      Capital       Income      Income
-----------------------------------------------------------------------------------------------------
Balance on 12.31.01                        415,433           142   257,233               -   672,808
-----------------------------------------------------------------------------------------------------
Capital Stock increase                      74,567         (142)  (74,425)               -         -
-----------------------------------------------------------------------------------------------------
Net income in the Period                         -             -         -           2,799     2,799
-----------------------------------------------------------------------------------------------------
Interest  over  Company  Capital -
R$ 0.12132  per share  outstanding
on 06.30.02                                      -             -         -         (5,400)   (5,400)
-----------------------------------------------------------------------------------------------------
Balance on 06.30.02                        490,000             -   182,808         (2,601)   670,207
-----------------------------------------------------------------------------------------------------

14. FINANCIAL INSTRUMENTS - CONSOLIDATED

Perdigao Companies have transactions involving financial instruments, exclusively in connection with their business activities, in order to reduce the exposure of operating assets and liabilities to market, currency and interest rate risks. On June 30,2002 the financial instruments were represented as follows:

                                         ACCOUNTANT             MARKET
                                              VALUE     CAPITALIZATION

 Cash and banks                              11,012             11,012
 Financial cash investments                 721,660            721,660
 Clients                                    211,287            211,287
 Investments                                    440                440
 Loans, financings and debentures       (1,566,111)        (1,567,416)
 Suppliers                                (152,513)          (152,513)

 Total                                    (774,225)          (775,530)

On 06.30.02 the company had assets and liabilities exposed to exchange variation, as follows:

                                                  06.30.02    03.31.02

Cash, banks and temporary cash investments         522,179     407,439
Clients                                             75,802      63,089
Loans and financings                             (924,795)   (597,133)
Suppliers                                         (79,556)    (61,127)

Total                                            (406,370)   (187,732)


In addition, the subsidiary Perdigao Agroindustrial S.A. has "swap" contracts for US Dollar versus interbank CDs in an amount of R$ 162,131 (R$ 46,472 in March 31, 2002) and advances on export contracts in an amount of R$ 359,400 (R$ 202,620 in March 31, 2002) as a natural "hedge" based on future exports revenues, also in US Dollars.

On June 30, 2002 the Company had gains on its swap contracts in an amount of R$ 10,787, that was registered as "Financial Revenue" in contra entry to reduce the count of loans and financings.

Regarding customers, the subsidiary Perdigao Agroindustrial S.A. adopts selection procedures and performs analysis for credit limits, maintaining allowances to cover eventual losses.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

"Suppliers" includes cereal received on a "price to set basis", according to usual practices of the market for corn and soy, they are priced at the time of use or setting of prices. As of June 30, 2002, the balance is stated at market.

The market values of the financial assets and liabilities do not differ significantly from the corresponding values, to the extent they were agreed and registered at rates and conditions practiced in the market for operations of a similar type, risk and period. On "swap" contracts market value was determined based on the projection of the rates until the expiration of the contracts and discounted at the rate for interbank CDs.

Executive management defines the policy for financial operations and transactions, starting with the establishment of strategies and exposure limits, previously submitted to the Board of Directors.

15. FINANCIAL INCOME - CONSOLIDATED


                                                06.30.02         06.30.01

Financial expenses                              (250,713)       (196,838)
  Interest                                       (48,558)        (57,960)
  Monetary variations on liabilities            (193,285)       (133,355)
  Tax on bank account activity (CPMF)             (8,048)         (4,912)
  Other                                             (822)           (611)
Financial income                                  157,994         134,772
  Interest                                         27,258          38,180
  Monetary variations on assets                   135,662         100,713
  PIS/COFINS over financial income                (6,006)         (5,065)
  Other                                             1,080             944
Net financial expenses                           (92,719)        (62,066)


16. CASH FLOW - CONSOLIDATED

                                                                COMPANY                CONSOLIDATED

                                                           06.30.02     06.30.01     06.30.02     06.30.01
-----------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
-----------------------------------------------------------------------------------------------------------
 Net income in the period                                     2,799       53,114        2,799       53,114
-----------------------------------------------------------------------------------------------------------
 Depreciation, amortization and depletion                         -            -       37,862       29,696
-----------------------------------------------------------------------------------------------------------
 Goodwill amortization                                            -            -        1,889        1,175
-----------------------------------------------------------------------------------------------------------
 Equity accounting                                              140     (48,029)            -            -
-----------------------------------------------------------------------------------------------------------
 Exchange variation on foreign subsidiaries                 (2,993)      (2,703)            -            -
-----------------------------------------------------------------------------------------------------------
 Tax incentives of subsidiaries                               (258)      (2,023)            -            -
-----------------------------------------------------------------------------------------------------------
 Interest over company capital                                5,400       12,100            -            -
-----------------------------------------------------------------------------------------------------------
 Disposal of permanent                                            -            -      (1,259)          924
-----------------------------------------------------------------------------------------------------------
                                                              5,088       12,460       41,291       84,909
-----------------------------------------------------------------------------------------------------------
Changes in working capital
-----------------------------------------------------------------------------------------------------------
 Clients                                                          -            -       45,021       23,840
-----------------------------------------------------------------------------------------------------------
 Inventories                                                      -            -    (191,757)     (33,332)
-----------------------------------------------------------------------------------------------------------
 Suppliers                                                        -          (2)        1,221       16,580
-----------------------------------------------------------------------------------------------------------
 Taxes, payroll, related charges and other                      401        1,402     (94,203)       21,581
-----------------------------------------------------------------------------------------------------------
                                                                401        1,400    (239,718)       28,669
-----------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


16. CASH FLOW - CONSOLIDATED

                                                                COMPANY                CONSOLIDATED
-----------------------------------------------------------------------------------------------------------
                                                           06.30.02     06.30.01     06.30.02     06.30.01
-----------------------------------------------------------------------------------------------------------
Cash provided by operating activities                         5,489       13,860    (198,427)      113,578
-----------------------------------------------------------------------------------------------------------
Investments flow
-----------------------------------------------------------------------------------------------------------
 Financial cash investments                                       -            -      (2,192)       49,001
-----------------------------------------------------------------------------------------------------------
 Cash investments on permanent                                    -            -     (72,856)     (93,051)
-----------------------------------------------------------------------------------------------------------
 Disposal of permanent                                            -            -        6,047          410
-----------------------------------------------------------------------------------------------------------
Cash provided by investments flow                                 -            -     (69,001)     (43,640)
-----------------------------------------------------------------------------------------------------------
Loans flow
-----------------------------------------------------------------------------------------------------------
 Loans, financings and debentures                                 -            -      270,701     (57,008)
-----------------------------------------------------------------------------------------------------------
 Dividends and interest over company capital                (5,400)     (13,500)      (5,400)     (13,500)
-----------------------------------------------------------------------------------------------------------
 Other long term receivables and payables                     (112)        (368)        1,382      (8,033)
-----------------------------------------------------------------------------------------------------------
Cash flow from financing activities                         (5,512)     (13,868)      266,683     (78,541)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and equivalents:               (23)          (8)        (745)      (8,603)
-----------------------------------------------------------------------------------------------------------
Availabilities:
-----------------------------------------------------------------------------------------------------------
 Beginning of year                                               51           24       11,757       13,647
-----------------------------------------------------------------------------------------------------------
 End of year                                                     28           16       11,012        5,044
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                (23)          (8)        (745)      (8,603)
-----------------------------------------------------------------------------------------------------------

17. TRANSACTIONS WITH RELATED PARTIES

The Company only owes loan transactions with Perdigao Agroindustrial S.A. Loans refer to the following amounts: a) R$ 2,690 (R$ 2,451 in March 31,2002) of loan balance; b) R$ 709 (R$ 1,043 in June 30,2001) of income; c) R$ 275 (R$ 51 in
June 30,2001) of expenses.

The loans are subject to interest at the average cost of funding for the Perdigao Group. Operations between the subsidiaries are made under normal market conditions regarding prices and terms.

18. INSURANCE

On June 30, 2002 the main insurance coverage considered sufficient to cover eventual damage and other losses were: a) Named risks, fire, wind lighting, business interruption, among others risks, on property, plant and equipment and inventories, in the amount of R$ 1,035,241; b) National and international freight, with the amounts calculated based on cargo registered; c) Other coverage, such as cash, civil responsibilities, vehicles and containers.

19. OBLIGATIONS AND GUARANTEES - CONSOLIDATED

The Perdigao Companies have granted R$ 915,182 (R$ 723,780 in March 31, 2002) of guarantees, R$ 644,790 (R$ 630,122 in March 31,2002) of mortgages on properties and guarantees, R$ 6,756 (R$ 10,211 in March 31,2002) of fiduciary liens as collateral for loans, financing and debentures and R$ 76,210 (R$ 81,344 in March 31,2002) of mortgages on properties for the guarantee of other obligations, all in connection with normal operations.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


20. GOVERNMENT TAX RECOVERY PROGRAM - REFIS

On December 28, 2000, Perdigao Agroindustrial S.A. reached an agreement under the REFIS program, canceling certain litigation; the net payable on June 30, 2002, in an amount of R$ 17,088, was divided into 35 installments of R$ 488 with interest based on TJLP; it is registered on current tributary obligation in an amount of R$ 5,859, and on long term tributary and social obligation in an amount of R$ 11,229. Real estate in the amount of R$ 20,195 was pledged in guarantee of this debt.

21. EMPLOYEE PROFIT SHARING

On July, 2001, the subsidiary Perdigao Agroindustrial S.A. finalized a profit sharing and results collective agreement with the labor units of the principal categories, for all employees, of up to 6% on net income before the profit sharing, based on performance indicators and results previously negotiated, being accorded on January, 2002 for 2002 and 2003 fiscal years.

22. SUPPLEMENTAL RETIREMENT PLAN

In April 1997, Perdigao - Sociedade de Previdencia Privada (a private pension foundation), sponsored by Perdigao Agroindustrial S.A., began its activities which are to provide supplemental retirement benefits for Perdigao Companies employees.

The plan is a defined contribution plan, based on the actuarial determination of benefit levels through the capitalization of contributions. At June 30,2002, the plan had 18,913 (18,234 in March 31,2002) participants and net equity of R$ 28,724 (R$ 27,060 in March 31,2002). For the quarter, contributions of the Companies were R$ 758 (R$ 629 in June 30,2001), of which R$ 652 (R$ 522 in June 30,2001) were for current costs and R$ 106 (R$ 107 in June 30,2001) for past service. The current liability for past service assumed at the beginning of the plan is R$ 6,341 (R$ 6,361 in March 31, 2002), updated based on the general price index - IGP - DI. This amount must be paid in at maximum 20 years from the beginning of the plan.

The assets of the plan were constituted of National Treasury Shares - NTNs and of investment funds, totaling R$ 28,759 (R$ 27,159 in March 31, 2002).

The contributions, on average, are divided on the basis of 2/3 for the sponsors and 1/3 for the participants. The actuarial calculations are made by independent actuaries, in accordance with applicable regulations; the most recent calculations were made on February 6,2002.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


BOARD OF DIRECTORS

Eggon Joao da Silva                                   Chairman
Eliane Aleixo Lustosa Thompson-Flores                 Vice-chairman
Antonio Carlos Valente da Silva                       Board Member
Carlos Eduardo da Silva Bessa                         Board Member
Sebastiao Jose Martins Soares                         Board Member
Biramar Nunes de Lima                                 Board Member
Pedro Augusto Nardelli Pinto                          Board Member


AUDIT COMMITTEE
Luciano Carvalho Ventura
Gerd Edgar Baumer
Hilda Turnes Pinheiro
Luiz Carlos Junqueira Ferreira
Jose Ignacio Ortuondo Garcia


EXECUTIVE OFFICERS
Nildemar Secches              Chief Executive Officer
Joao Rozario da Silva         Chief Sales Officer
Wang Wei Chang                Chief Financial Officer
Nelson Vas Hacklauer          Business Development Director
Paulo Ernani de Oliveira      Supply Director


Itacir Francisco Piccoli

Accountant - CRC - 1SC005856/S-6

                                x-x-x-x-x-x-x-x-x

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


05.01 COMMENT ON THE COMPANY'S PERFORMANCE DURING THE QUARTER

See chart 08.01 for comments.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


06.01 - BALANCE SHEET - CONSOLIDATED ASSETS (IN THOUSANDS OF REAIS)


1 - Code           2 - Description               3 - 06/30/2002               4 - 03/31/2002
-------------------------------------------------------------------------------------------------------------
1                  TOTAL ASSETS                                     2,670,295                      2,307,004
-------------------------------------------------------------------------------------------------------------
1.01               CURRENT ASSETS                                   1,285,387                        963,935
-------------------------------------------------------------------------------------------------------------
1.01.01            Cash and Banks                                     435,656                        325,155
-------------------------------------------------------------------------------------------------------------
1.01.01.01         Cash                                                11,012                         10,575
-------------------------------------------------------------------------------------------------------------
1.01.01.02         Cash Investments                                   424,644                        314,580
-------------------------------------------------------------------------------------------------------------
1.01.02            Credits                                            211,287                        194,562
-------------------------------------------------------------------------------------------------------------
1.01.02.01         Clients                                            211,287                        194,562
-------------------------------------------------------------------------------------------------------------
1.01.03            Inventories                                        510,432                        371,207
-------------------------------------------------------------------------------------------------------------
1.01.03.01         Finished Goods                                     152,596                        115,687
-------------------------------------------------------------------------------------------------------------
1.01.03.02         Goods in Process                                    16,598                         15,284
-------------------------------------------------------------------------------------------------------------
1.01.03.03         Raw Material                                        70,193                         10,798
-------------------------------------------------------------------------------------------------------------
1.01.03.04         By-products and Packing                             60,017                         55,255
-------------------------------------------------------------------------------------------------------------
1.01.03.05         Livestock (poultry, turkey                         165,109                        152,111
                   and hogs)
-------------------------------------------------------------------------------------------------------------
1.01.03.06         Advances to Suppliers transit                       45,919                         22,072
-------------------------------------------------------------------------------------------------------------
1.01.04            Others                                             128,012                         73,011
-------------------------------------------------------------------------------------------------------------
1.01.04.01         Taxes Receivable                                    76,458                         45,357
-------------------------------------------------------------------------------------------------------------
1.01.04.02         Deferred Taxes                                      12,094                            536
-------------------------------------------------------------------------------------------------------------
1.01.04.03         Securities Receivable                                8,728                          6,057
-------------------------------------------------------------------------------------------------------------
1.01.04.04         Advances to suppliers                                5,123                             94
-------------------------------------------------------------------------------------------------------------
1.01.04.05         Other Rights                                         8,925                          8,498
-------------------------------------------------------------------------------------------------------------
1.01.04.06         Advanced Expenses                                   16,684                         12,469
-------------------------------------------------------------------------------------------------------------
1.02               NONCURRENT ASSETS                                  379,143                        357,877
-------------------------------------------------------------------------------------------------------------
1.02.01            Credits                                                  0                              0
-------------------------------------------------------------------------------------------------------------
1.02.02            Credits with Associates                                  0                              0
-------------------------------------------------------------------------------------------------------------
1.02.02.01         With Affiliates                                          0                              0
-------------------------------------------------------------------------------------------------------------
1.02.02.02         With Subsidiaries                                        0                              0
-------------------------------------------------------------------------------------------------------------
1.02.02.03         With Other Associates                                    0                              0
-------------------------------------------------------------------------------------------------------------
1.02.03            Others                                             379,143                        357,877
-------------------------------------------------------------------------------------------------------------
1.02.03.01         Cash Investments                                   297,016                        279,182
-------------------------------------------------------------------------------------------------------------
1.02.03.02         Taxes Receivable                                     6,555                          5,500
-------------------------------------------------------------------------------------------------------------
1.02.03.03         Deferred Taxes                                      35,696                         36,539
-------------------------------------------------------------------------------------------------------------
1.02.03.04         Securities Receivable                               20,081                         18,434
-------------------------------------------------------------------------------------------------------------
1.02.03.05         Legal Deposits                                       9,754                          8,835
-------------------------------------------------------------------------------------------------------------
1.02.03.06         Clients                                              7,457                          6,544
-------------------------------------------------------------------------------------------------------------
1.02.03.07         Other Rights                                         2,584                          2,843
-------------------------------------------------------------------------------------------------------------
1.03               PERMANENT ASSETS                                 1,005,765                        985,192
-------------------------------------------------------------------------------------------------------------
1.03.01            Investments                                            440                            434
-------------------------------------------------------------------------------------------------------------
1.03.01.01         Equity in Affiliates                                     0                              0
-------------------------------------------------------------------------------------------------------------
1.03.01.02         Equity in Subsidiaries                                   0                              0
-------------------------------------------------------------------------------------------------------------
1.03.01.02.01      Goodwill in Equity in                                    0                              0
                   Subsidiaries
-------------------------------------------------------------------------------------------------------------
1.03.01.03         Other Investments                                      440                            434
-------------------------------------------------------------------------------------------------------------
1.03.01.03.01      Interest Through Fiscal                                 74                             74
                   Incentives
-------------------------------------------------------------------------------------------------------------
1.03.01.03.02      Other Investments                                      366                            360
-------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


06.01 - BALANCE SHEET - CONSOLIDATED ASSETS (IN THOUSANDS OF REAIS)

1- Code            2- Description                3- 06/30/2002                4- 03/31/2002
-------------------------------------------------------------------------------------------------------------
1.03.02            Fixed Assets                                       930,202                        912,640
-------------------------------------------------------------------------------------------------------------
1.03.02.01         Land                                                84,819                         86,953
-------------------------------------------------------------------------------------------------------------
1.03.02.02         Buildings and Improvements                         470,389                        466,720
-------------------------------------------------------------------------------------------------------------
1.03.02.03         Machinery and Equipment                            503,823                        494,744
-------------------------------------------------------------------------------------------------------------
1.03.02.04         Electric and hydraulic                              32,848                         33,105
                   installations
-------------------------------------------------------------------------------------------------------------
1.03.02.05         Forests and reforestation                           14,602                         13,751
-------------------------------------------------------------------------------------------------------------
1.03.02.06         Construction in progress                            87,125                         69,724
-------------------------------------------------------------------------------------------------------------
1.03.02.07         Other                                               18,266                         17,885
-------------------------------------------------------------------------------------------------------------
1.03.02.08         (-) Depreciation and                             (281,670)                      (270,242)
                   Depletion
-------------------------------------------------------------------------------------------------------------
1.03.03            Deferred Charges                                    75,123                         72,118
-------------------------------------------------------------------------------------------------------------
1.03.03.01         Preoperating Costs                                  55,947                         50,850
-------------------------------------------------------------------------------------------------------------
1.03.03.02         Implementation of Integrated                        22,661                         21,625
                   Systems
-------------------------------------------------------------------------------------------------------------
1.03.03.03         Goodwill on acquisition of                          18,888                         18,888
                   investment
-------------------------------------------------------------------------------------------------------------
1.03.03.04         (-) Amortization                                  (22,373)                       (19,245)
-------------------------------------------------------------------------------------------------------------


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


06.02 - BALANCE SHEET - CONSOLIDATED LIABILITIES (IN THOUSANDS OF REAIS)

1- Code            2- Description                               3- 06/30/2002          4- 03/31/2002
-------------------------------------------------------------------------------------------------------------
2                  TOTAL LIABILITIES                                         2,670,295             2,307,004
-------------------------------------------------------------------------------------------------------------
2.01               CURRENT LIABILITIES                                       1,154,217               840,752
-------------------------------------------------------------------------------------------------------------
2.01.01            Loans                                                       856,459               562,119
-------------------------------------------------------------------------------------------------------------
2.01.01.01         Financial Institutions                                      565,460               431,757
-------------------------------------------------------------------------------------------------------------
2.01.01.02         Advance on Export Contracts                                 290,999               130,362
-------------------------------------------------------------------------------------------------------------
2.01.02            Debentures                                                   10,450                10,465
-------------------------------------------------------------------------------------------------------------
2.01.03            Suppliers                                                   152,513               158,325
-------------------------------------------------------------------------------------------------------------
2.01.04            Taxes, Charges and Contribution                              32,505                33,091
-------------------------------------------------------------------------------------------------------------
2.01.04.01         Tax Obligations                                              18,529                19,145
-------------------------------------------------------------------------------------------------------------
2.01.04.02         REFIS - Brazilian Tax Recovery Program                        5,859                 5,745
-------------------------------------------------------------------------------------------------------------
2.01.04.03         Social Contributions                                          8,117                 8,201
-------------------------------------------------------------------------------------------------------------
2.01.05            Dividends Payable                                                20                    20
-------------------------------------------------------------------------------------------------------------
2.01.06            Provisions                                                   41,438                31,575
-------------------------------------------------------------------------------------------------------------
2.01.06.01         Provisions for vacations & 13th salaries                     41,438                31,575
-------------------------------------------------------------------------------------------------------------
2.01.07            Debts with Associates                                             0                     0
-------------------------------------------------------------------------------------------------------------
2.01.08            Others                                                       60,832                45,157
-------------------------------------------------------------------------------------------------------------
2.01.08.01         Payroll                                                       8,326                 7,225
-------------------------------------------------------------------------------------------------------------
2.01.08.02         Interest Over Company Capital                                 5,216                 5,164
-------------------------------------------------------------------------------------------------------------
2.01.08.03         Employees' profit sharing                                       117                 1,506
-------------------------------------------------------------------------------------------------------------
2.01.08.04         Other Obligations                                            47,173                31,262
-------------------------------------------------------------------------------------------------------------
2.02               NONCURRENT LIABILITIES                                      845,871               780,704
-------------------------------------------------------------------------------------------------------------
2.02.01            Loans                                                       629,011               566,334
-------------------------------------------------------------------------------------------------------------
2.02.01.01         Financial Institutions                                      560,610               494,076
-------------------------------------------------------------------------------------------------------------
2.02.01.02         Advance on Export Contracts                                  68,401                72,258
-------------------------------------------------------------------------------------------------------------
2.02.02            Debentures                                                   70,191                74,586
-------------------------------------------------------------------------------------------------------------
2.02.03            Provisions                                                        0                     0
-------------------------------------------------------------------------------------------------------------
2.02.04            Debts with Associates                                             0                     0
-------------------------------------------------------------------------------------------------------------
2.02.05            Others                                                      146,669               139,784
-------------------------------------------------------------------------------------------------------------
2.02.05.01         Taxes and Benefits Obligations                                2,223                 3,850
-------------------------------------------------------------------------------------------------------------
2.02.05.02         REFIS - Tax Recovery Program                                 11,229                12,449
-------------------------------------------------------------------------------------------------------------


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


06.02 - BALANCE SHEET - CONSOLIDATED LIABILITIES (IN THOUSANDS OF REAIS)

1- Code            2- Description                               3- 06/30/2002          4- 03/31/2002
-------------------------------------------------------------------------------------------------------------
2.02.05.03         Deferred Taxes                                                7,807                 8,055
-------------------------------------------------------------------------------------------------------------
2.02.05.04         Reserves for Contingencies                                  125,128               115,159
-------------------------------------------------------------------------------------------------------------
2.02.05.05         Other Obligations                                               282                   271
-------------------------------------------------------------------------------------------------------------
2.03               DEFERRED INCOME                                                   0                     0
-------------------------------------------------------------------------------------------------------------
2.04               MINORITY INTEREST                                                 0                     0
-------------------------------------------------------------------------------------------------------------
2.05               NET EQUITY                                                  670,207               685,548
-------------------------------------------------------------------------------------------------------------
2.05.01            Paid-up Capital Stock                                       490,000               415,433
-------------------------------------------------------------------------------------------------------------
2.05.02            Capital Reserves                                                  0                   142
-------------------------------------------------------------------------------------------------------------
2.05.02.01         Reserve for Fiscal Incentive                                      0                   142
-------------------------------------------------------------------------------------------------------------
2.05.03            Revaluation Reserve                                               0                     0
-------------------------------------------------------------------------------------------------------------
2.05.03.01         Owned Assets                                                      0                     0
-------------------------------------------------------------------------------------------------------------
2.05.03.02         Subsidiaries/ Affiliates                                          0                     0
-------------------------------------------------------------------------------------------------------------
2.05.04            Profit Reserves                                             182,808               257,233
-------------------------------------------------------------------------------------------------------------
2.05.04.01         Legal                                                        17,797                17,797
-------------------------------------------------------------------------------------------------------------
2.05.04.02         Statutory                                                         0                     0
-------------------------------------------------------------------------------------------------------------
2.05.04.03         For Contigencies                                                  0                     0
-------------------------------------------------------------------------------------------------------------
2.05.04.04         Profits Realizable                                                0                     0
-------------------------------------------------------------------------------------------------------------
2.05.04.05         Retained Earnings                                                 0                     0
-------------------------------------------------------------------------------------------------------------
2.05.04.06         Special for Non-distributed Dividends                             0                     0
-------------------------------------------------------------------------------------------------------------
2.05.04.07         Other profit Reserves                                       165,011               239,436
-------------------------------------------------------------------------------------------------------------
2.05.04.07.01      Expansion Reserves                                          165,826               166,672
-------------------------------------------------------------------------------------------------------------
2.05.04.07.02      Increase Capital Reserves                                         0                73,579
-------------------------------------------------------------------------------------------------------------
2.05.04.07.03      Treasury Shares                                               (815)                 (815)
-------------------------------------------------------------------------------------------------------------
2.05.05            Accumulated Profit/ Losses                                  (2,601)                12,740
-------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


07.01 - CONSOLIDATED STATEMENT OF INCOME (IN THOUSANDS OF REAIS)

1- Code       2- Description                   3-04/01/2002    4-01/01/2002   5-04/01/2001  6-01/01/2001 to
                                               to 06/30/2002   to 06/30/2002  to 06/30/2001 06/30/2001
--------------------------------------------------------------------------------------------------------------
3.01          GROSS INCOME FROM SALES AND/OR           728,474      1,442,604       649,208         1,207,318
              SERVICES
--------------------------------------------------------------------------------------------------------------
3.01.01       Sales In Domestic Market                 476,315        941,885       396,507           785,848
--------------------------------------------------------------------------------------------------------------
3.01.02       Exports                                  252,159        500,719       252,701           421,470
--------------------------------------------------------------------------------------------------------------
3.02          Sales Returns                           (93,316)      (185,496)      (81,131)         (162,858)
--------------------------------------------------------------------------------------------------------------
3.03          NET INCOME FROM SALES AND/OR             653,158      1,257,108       568,077         1,044,460
              SERVICES
--------------------------------------------------------------------------------------------------------------
3.04          Cost Of Goods And/Or Services          (461,094)      (908,421)     (372,945)         (724,771)
              Sold
--------------------------------------------------------------------------------------------------------------
3.05          GROSS INCOME                             174,064        348,687       195,132           319,689
--------------------------------------------------------------------------------------------------------------
3.06          OPERATING INCOME/EXPENSES              (206,056)      (353,655)     (135,116)         (245,945)
--------------------------------------------------------------------------------------------------------------
3.06.01       With Sales                             (123,671)      (237,181)      (88,343)         (166,878)
--------------------------------------------------------------------------------------------------------------
3.06.01.01    Variable                                (79,776)      (153,696)      (53,643)          (99,279)
--------------------------------------------------------------------------------------------------------------
3.06.01.02    Fixed                                   (42,242)       (80,226)      (33,323)          (64,862)
--------------------------------------------------------------------------------------------------------------
3.06.01.03    Depreciation and Amortization            (1,653)        (3,259)       (1,377)           (2,737)
--------------------------------------------------------------------------------------------------------------
3.06.02       General and Administrative              (11,871)       (22,830)      (10,116)          (18,950)
--------------------------------------------------------------------------------------------------------------
3.06.02.01    General and Administrative               (9,122)       (17,199)       (7,687)          (14,186)
--------------------------------------------------------------------------------------------------------------
3.06.02.02    Depreciation and Amortization            (1,497)        (2,893)       (1,179)           (2,314)
--------------------------------------------------------------------------------------------------------------
3.06.02.03    Management Fees                          (1,252)        (2,738)       (1,250)           (2,450)
--------------------------------------------------------------------------------------------------------------
3.06.03       Financial                               (69,737)       (92,719)      (37,672)          (62,066)
--------------------------------------------------------------------------------------------------------------
3.06.03.01    Financial Income                         139,237        157,994        59,597           134,772
--------------------------------------------------------------------------------------------------------------
3.06.03.02    Financial Expenses                     (208,974)      (250,713)      (97,269)         (196,838)
--------------------------------------------------------------------------------------------------------------
3.06.04       Other Operating Income                         0              0         1,015             1,949
--------------------------------------------------------------------------------------------------------------
3.06.05       Others Operating Expenses                  (777)          (925)             0                 0
--------------------------------------------------------------------------------------------------------------
3.06.06       Income On Equity                               0              0             0                 0
--------------------------------------------------------------------------------------------------------------
3.07          OPERATING INCOME                        (31,992)        (4,968)        60,016            73,744
--------------------------------------------------------------------------------------------------------------
3.08          Non-operating Income                       1,417            550       (2,017)           (3,220)
--------------------------------------------------------------------------------------------------------------
3.08.01       Income                                    12,232         14,539           458             1,517
--------------------------------------------------------------------------------------------------------------
3.08.02       Expenses                                (10,815)       (13,989)       (2,475)           (4,737)
--------------------------------------------------------------------------------------------------------------
3.09          INCOME BEFORE TAX AND INTERESTS         (30,575)        (4,418)        57,999            70,524
--------------------------------------------------------------------------------------------------------------
3.10          Provision For Income Tax And               2,867        (4,634)      (11,183)          (16,719)
              Social Contribution
--------------------------------------------------------------------------------------------------------------
3.11          Deferred Income Tax                       10,964         11,851       (2,564)             (691)
--------------------------------------------------------------------------------------------------------------
3.12          Interests And Statutory                    1,403              0             0                 0
--------------------------------------------------------------------------------------------------------------
3.12.01       Interests                                  1,403              0             0                 0
--------------------------------------------------------------------------------------------------------------
3.12.01.01    Management Participation                     282              0             0                 0
--------------------------------------------------------------------------------------------------------------
3.12.01.02    Employees' Profit Sharing                  1,121              0             0                 0
--------------------------------------------------------------------------------------------------------------
3.12.02       Contribution                                   0              0             0                 0
--------------------------------------------------------------------------------------------------------------
3.13          Reversion Of Interest Over                     0              0             0                 0
              Company Capital
--------------------------------------------------------------------------------------------------------------
3.14          Minority Interest                              0              0             0                 0
--------------------------------------------------------------------------------------------------------------
3.15          PROFIT/LOSS IN FISCAL YEAR              (15,341)          2,799        44,252            53,114
--------------------------------------------------------------------------------------------------------------
              Number Of Shares (Ex-treasury)        44,508,889     44,508,889    44,508,889        44,508,889
--------------------------------------------------------------------------------------------------------------
              Earnings Per Share                                      0.06289       0.99423           1.19333
--------------------------------------------------------------------------------------------------------------
              Loss Per Share                         (0.34467)
--------------------------------------------------------------------------------------------------------------


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

Dear Shareholders,

The second quarter of 2002 was characterized by a reversal in the behavior of the major macroeconomic variables, which, combined with the domestic political scenario, affected the performance of the economy as a whole and, consequently, the meat sector. The situation was not any different for Perdigao, whose results in most areas of the Company were significantly affected.

The market prices for commodities remained high, increasing the costs of main inputs. On average, these costs were 25% greater in relation to the second quarter of last year, affected in particular by the price of corn, which registered a jump of more than 65% in relation to the same period last year, and an increase of 18% over the first quarter of this year. The exchange rate devaluation over this interval also affected the price of soybeans.

Due to changes in demand, high stocks of meat around the world provoked wide price oscillations in the foreign market, with prices in dollars falling more than 20% in comparison to last year. There was the added pressure of foreign producers due to the competitiveness achieved by Brazilian companies in chicken production.

The situation in the domestic market was one of economic retraction, with a reduction in real wages.

In spite of these adverse conditions, however, Perdigao boasted growth of 12.2% in gross revenues in the quarter, with volumes rising 17.1% from greater sales of value-added products in the domestic market. We were able to increase our market share by 210 basis points in specialty meats - a segment in which we are the market leader -350 basis points in frozen meats, and 670 basis points in ready-to-eat pasta, comparing the last two months in each segment with the same bimonthly period the year before.

As consequence of this scenario, the Company's EBITDA fell 48.2% in the second quarter to R$ 57.8 million, representing 9.1% of net income. Over the past six months, EBITDA was R$ 126.5 million, 22.6% less than the previous year.

(THE INCREASES (DECREASES) MENTIONED BELOW ARE ALWAYS A COMPARISON OF THE 2ND QUARTER 2001 WITH THE 2ND QUARTER 2002, OR THE ACCUMULATED 1ST HALF 2001 WITH THE ACCUMULATED 1ST HALF 2002)

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER



                                                                     R$ MILLION

HIGHLIGHTS                         2Q 2002      2Q 2001     % Ch.     YTD 2002     YTD 2001        % Ch.
----------                         -------      -------     -----     --------     --------        -----

Gross Sales                         728.5        649.2       12.2      1,442.6      1,207.3         19.5
Domestic Market                     476.3        396.5       20.1        941.9        785.8         19.9
Exports                             252.2        252.7       (0.2)       500.7        421.5         18.8
Gross Profit                        174.1        195.1      (10.8)       348.7        319.7          9.1
Net Income                          (15.3)        44.3     (134.7)         2.8         53.1        (94.7)
EBITDA                               57.8        111.6      (48.2)       126.5        163.6        (22.6)
Meats (thousand tons)               217.4        186.0       16.9        419.5        358.7         16.9


                                  INVESTMENTS

Investments were made in new production lines and new products, and in the development of the Agroindustrial Complex in Rio Verde-Goias state, the implementation of a new hatchery in Videira-Santa Catarina state, and the construction of a treatment substation in Capinzal-Santa Catarina state, which totaled R$ 42.2 million in the quarter - 133% greater than the previous year. The cost of adapting the units in the southern region to absorb the production of Mococa is included in this amount.

OPERATING PERFORMANCE

PRODUCTION

Productivity improvements and a richer product mix are reflected in the production indicators for poultry and pork, which exhibited more significant growth then their respective slaughter rates.



Production                                   2Q 2002    2Q 2001     % Ch.   YTD 2002   YTD 2001     % Ch.
----------------------------------------     -------    -------     -----   --------   --------     -----

Poultry slaughter (million heads)             100.8       87.4      15.3      195.3      172.6      13.2
Hog slaughter (thousand heads)                643.7      599.3       7.4    1,330.7    1,155.3      15.2
Poultry meats (thousand tons)                 135.0      110.9      21.7      256.4      210.3      21.9
Pork/beef (thousand tons)                      98.4       88.2      11.6      199.9      169.8      17.7
Other processed products (thousand tons)        4.2        3.4      25.0        7.7        5.8      33.3
Feed and Premix (thousand tons)               623.1      519.3      20.0    1,199.3      993.6      20.7
One-day chicks (million units)                103.4       94.3       9.7      203.7      184.4      10.4
Soybean crushing (thousand tons)              143.7      132.8       8.2      265.5      257.2       3.2
Refined oil (thousand tons)                    22.4       21.1       6.2       43.7       39.9       9.4
Degummed oil (thousand tons)                   26.4       24.6       7.5       49.2       47.6       3.3

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER


DOMESTIC MARKET


Domestic Market                  Tons (thousand)                 Sales (R$ million)
---------------              ----------------------         --------------------------
                             2Q 2002  2Q 2001  %Ch.         2Q 2002    2Q 2001    %Ch.
                             -------  -------  ----         -------    -------    ----
In-Natura                      21.4    17.2    24.7           49.7      44.2      12.5
--------------------           ----    ----    ----          -----     -----      ----
 Poultry                       16.8    12.5    33.4           38.9      32.5      19.9
 Pork/Beef                      4.6     4.5     0.8           10.8      11.7      (8.0)
Elaborated/Processed           99.3    88.6    12.0          327.1     272.1      20.2
--------------------          -----    ----    ----          -----     -----      ----
Total meats                   120.7   105.8    14.1          376.8     315.3      19.1
--------------------          -----    ----    ----          -----     -----      ----
 Soybean                       52.8    58.7   (10.2)          47.7      41.3      15.5
 Other processed                5.3     4.7    12.3           32.0      25.8      23.8
 Others                          -       -       -            19.9      13.1      51.4
--------------------          -----    ----    ----          -----     -----      ----
Total                         178.7   169.2     5.6          476.3     396.5      20.1
--------------------          -----    ----    ----          -----     -----      ----
Total Elabor/Processed        104.5    93.3    12.0          359.0     297.9      20.5



                            YTD 2002  YTD 2001 %Ch.        YTD 2002   YTD 2001    %Ch.
                             -------  -------  ----         -------    -------    ----
In-Natura                      38.2    41.1    (7.1)          93.9      96.4      (2.6)
--------------------           ----    ----    ----          -----     -----      ----
 Poultry                       29.3    31.5    (6.9)          73.8      74.4      (0.8)
 Pork/Beef                      8.9     9.6    (7.6)          20.1      22.0      (8.6)
Elaborated/Processed          196.9   171.9    14.5          654.7     534.0      22.6
--------------------          -----    ----    ----          -----     -----      ----
Total meats                   235.1   213.1    s10.3         748.6     630.4      18.8
--------------------          -----    ----    ----          -----     -----      ----
 Soybean                      103.5   116.6   (11.1)          93.0      80.8      15.2
 Other processed               10.0     9.5     5.5           59.6      49.5      20.4
 Others                          -       -       -            40.6      25.2      61.2
--------------------          -----    ----    ----          -----     -----      ----
Total                         348.6   339.0     2.8          941.9     785.8      19.9
--------------------          -----    ----    ----          -----     -----      ----
Total Elabor/Processed        206.9   181.4    14.0          714.3     583.5      22.4


A growth of 20.1% in earnings and 14.1% in meat volume during the second quarter helped absorb part of the impact of a drop in international prices and higher production costs. Over the first six months meat sales were up 19.9%, while volume rose 10.7%.

Elaborated/processed products increased 12% in volume and 20.2% in revenues during the quarter - and 14.9% and 22.6%, respectively, for the half - due to the aggregation of value to the mix with investments in production, launching of new products, and sales and marketing efforts. Excluding products produced by third parties (which, strategically, dropped due to import costs), Other Processed Products - pastas, pizzas, cheese bread - increased 32% and 30.4% in earnings and 27.3% and 27% in volume, respectively, for the quarter and the half.

The highlight among new product releases this year were Sweet Pizzas - a pioneering product in the market launched by Perdigao in May - with the flavors:
Brigadeiro (chocolate fudge), Banana and

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

Cinnamon and Romeu e Julieta (guava jelly with cheese). The first sweet line was well accepted by consumers, as were the other products launched by the Company. These products quickly exceeded our expectations, resulting in a significant increase in production. The following new products were also launched: Penne Tricolori, Pizza "Portuguesa", Pizza with Ground Calabresa Sausage, Calabresa Sausage Pate, and Stuffed Gnocchi (with four cheeses and spinach).


                               [GRAPHIC OMITTED]

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

EXPORTS


Exports                         Tons (thousand)                 Sales (R$ million)
---------------              ----------------------         --------------------------
                             2Q 2002  2Q 2001  %Ch.         2Q 2002    2Q 2001    %Ch.
                             -------  -------  ----         -------    -------    ----
In-Natura                      85.4    64.3    32.8          195.9     170.2      15.1
--------------------           ----    ----    ----          -----     -----      ----
 Poultry                       68.2    54.6    25.0          144.7     134.6       7.6
 Pork/Beef                     17.1     9.7    77.0           51.2      35.7      43.4
Elaborated/Processed           11.8    15.9   (26.0)          54.6      82.4     (33.7)
--------------------          -----    ----    ----          -----     -----      ----
Total meats                    97.2    80.2    21.1          250.5     252.6      (0.9)
--------------------          -----    ----    ----          -----     -----      ----
Total                          97.2    80.2    21.1          252.2     252.7      (0.2)
--------------------          -----    ----    ----          -----     -----      ----
Total Elabor/Processed         11.8    15.9   (25.8)          56.2      82.4     (31.7)




                            YTD 2002  YTD 2001 %Ch.        YTD 2002   YTD 2001    %Ch.
                             -------  -------  ----         -------    -------    ----
In-Natura                     161.9   119.1    35.9          395.7     291.0      36.0
--------------------           ----    ----    ----          -----     -----      ----
 Poultry                      131.0   103.4    26.7          303.1     237.9      27.4
 Pork/Beef                     30.9    15.7    96.7           92.6      53.2      74.2
Elaborated/Processed           22.9    27.1   (15.6)         103.2     130.3     (20.8)
--------------------          -----    ----    ----          -----     -----      ----
Total meats                   184.8   146.3    26.3          498.9     421.3      18.4
--------------------          -----    ----    ----          -----     -----      ----
Total                         184.8   146.3    26.4          500.7     421.5      18.8
--------------------          -----    ----    ----          -----     -----      ----
Total Elabor/Processed         23.0    27.2   (15.4)         104.9     130.3     (19.5)


The retractions registered in this market are due to a number of factors that took place on a global scale :

A significant production increase in practically all countries that produce chicken, including in Europe, which, together with other areas, witnessed a resumption in beef and pork consumption after the recent "mad cow" and foot-and-mouth disease crises.

An oversupply of poultry meat provoked a reaction against imports of Brazilian meat, which affected the performance of our exports during the quarter. Japan, because of the high stocks it acquired in the first quarter, made minimal purchases. European producers imposed barriers of all kinds, both sanitary and tariff-related, such as the recent change in the norms regarding salted products, where the permitted level of salt was raised from between 1.2% and 1.5%, to 1.9%.

The major growth in revenues this quarter came from non-consolidated markets (89.8%) and the Middle East (20.4%). In compensation, Europe registered a decline in imports. Therefore, exports during the quarter were distributed with 21.6% going to the Middle East, 25.7% to Far East, 27.6% to Europe, 23.9% to non-consolidated markets and 1.2% to other markets, including Mercosur.

In spite of the exchange rate devaluation that occurred during the quarter, the average price in the foreign market was 17.8% lower in reais, due to a more-than-20% drop in dollar prices and a change in the product mix as a result of the lower volumes shipped to Europe.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

% Composition of Net Sales                             YTD 2002        YTD 2001
-------------------------------------------------      --------        --------

Processed pork/beet - domestic sales (*)                 30.6              29.8
Pork cuts - domestic sales                                1.4               1.8
Processed pork - exports (*)                              0.1               0.4
Pork cuts - exports                                       7.4               5.1
Elaborated/processed poultry - domestic sales (*)        10.1               9.4
Poultry cuts - domestic sales                             4.6               5.9
Whole chicken - domestic sales                            0.5               0.3
Elaborated/processed poultry - exports (*)                8.2              12.1
Poultry cuts - exports .                                 14.6              11.6
Whole chicken - exports                                   9.6              11.2
Soybean/others                                            9.4               9.0
Other processed (perdigao + third parties) (*)            3.5               3.5
(*) Total elaborated/processed                           52.5              55.2


08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

Despite this fact, growth of 21.1% in the volume of meat during the quarter and 26.3% for the half, helped offset the effects of a price decrease and a different product mix in the final results.

ECONOMIC AND FINANCIAL PERFORMANCE

Net Sales

Net sales totaled R$ 635.2 million in the second quarter, a growth of 11.8%, and R$ 1.3 billion for the first half, 20.4% higher than the same period last year. The six-month result was significantly influenced by the foreign market during the first quarter, and almost entirely by the domestic market in the second quarter.

Revenues from elaborated/processed products rose 7.8% during the quarter and 14.1% over the half. However, this segment's net revenues were 270 basis points lower due to revenue growth from exports of in-natura products and a change in the value-added product mix to Europe.

Cost of Sales

A jump in the cost of main inputs - corn and soybean - combined with a concomitant increase in the price of other raw material components (such as industrial meats), plus higher direct materials and indirect production costs, provoked a 23.6% rise in cost of sales in the quarter and 25.3% for the half, which exceeded revenue growth.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

Gross Margin

Due to the factors presented herein, the Company's gross margin fell from 34.3% to 27.4% for the quarter, and from 30.6% to 27.7% for the half, resulting in gross profit of R$ 174.1 million (10.8% less) for the second quarter and R$
348.7 million (9.1% greater) for the first half.

Operating Expenses

As already outlined, the cost for shipping and land transport, and storage and port services continue to be high, which pushed operating expenses higher than revenues.

Operating Result

The good performance in the first quarter of this year was not enough to offset the full impact of the adverse factors which dominated during the second quarter, resulting in a drop of 60.2% in operating profit before financial expenses (a reduction of 33.8% over the first half), yielding an operating profit of R$ 88.7 million. The operating margin of 6.1% for the quarter is well below the margin registered in the second quarter of last year, which was boosted by prices in the export market, which were much higher than current prices, and the lower production costs over that period.

Net Financial Expenses

Net accounting debt rose 44.2% during the first half, due to the impact of the exchange rate devaluation on the Company's dollar-denominated debt and a drop in generated cash flow. This cash flow decrease was due to increased grain inventories that were bought at below-market prices and whose positive effects will begin to appear in the coming months.

Devaluation of the real caused anticipated financial expenses that are offset with higher revenues from future exports - the amount of net debt indexed to foreign currency with coverage limited to export shipments ("natural hedges"). On June 30, 2002, our net exposure was $121 million, since a shortage of rural credit during the quarter forced us to borrow more through lines of export advances.

At the end of the first half of 2002, the Company's gross accounting debt was R$
1.6 billion with R$ 721.7 million in cash investments, resulting in a net debt of R$ 844.4 million - representing 126% of net equity, against 98% the year before.

NET PROFIT AND NET MARGIN

The international scenario of poultry oversupply and falling prices, higher production costs and exchange rate devaluation provoked the negative effects registered in second quarter performance, resulting in a net loss of R$ 15.3 million, 134.7% below the previous year. Net margin was negative 2.4%, compared to a positive net margin of 7.8% in 2001. In the face of these unfavorable results, Perdigao's net profit for the first half was R$ 2.8 million, 94.7% less than last year, with a net margin of 0.2% against 5.1% in 2001.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

SHAREHOLDERS' EQUITY

Net equity reached a total of R$ 670.2 million, 12.7% higher than at the end of the same six-month period in 2001, providing a return of 0.4% for the half.

Shareholder payout in the form of interest over Company capital, approved on March 22, 2002, will be paid out beginning on August 30, 2002, for the gross value of R$ 0.12132 per share, or a total of R$ 5.4 million.

STOCK MARKET

The stock market continued to suffer turbulence due to the irregularities discovered in some US companies, the continuing crisis in Argentina and the upcoming presidential elections in Brazil. Because of these factors, the Company's shares suffered a strong devaluation over the quarter in the Brazilian market, although less of a devaluation than that of the Sao Paulo Stock Exchange (Bovespa Index). In the US market, the highlight was that the trading volume for Perdigao increased 124% for the quarter and 177% over the first half.



PRGA4                           2Q 2002            2Q 2001          1H 2002             1H 2001
--------------                  -------            -------          -------             -------
Traded Volume                 3.0 million        3.4 million        6.2 million        5.1 million
Performance                        -10.0%             -13.5%              -4.0%             -12.9%
Bovespa Index                     -16.0%               0.8%            -18.0%               -4.6%


PDA                             2Q 2002            2Q 2001          1H 2002             1H 2001
--------------                  -------            -------          -------             -------
Traded Volume              269.5 thousand     120.4 thousand     383.4 thousand     138.2 thousand
Performance                        -26.6%             -15.6%             -19.7%             -23.4%
Dow Jones Index                    -11.2%               6.3%              -7.8%              -2.6%


SOCIAL BALANCE

 With the aim of providing basic needs, increasing quality of life and motivation, R$ 19.8 million was spent in employee benefits, a growth of 27.7%.



                                GRAPHIC OMITTED

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER

Basic Indicators                           06.30.02       06.30.01       % Ch.
---------------------------------------    --------       --------       -----
Number of Employees                           23,837       20,888        14.1
Net Sales per Employee/year - In R$ 000        105.5        100.0         5.5
Productivity per Employee (tons/year)           39.1         37.3         4.9



CORPORATE GOVERNANCE

At the July 23, 2002, Board of Directors meeting, Perdigao's Negotiation Policies of Securities and Disclosure of Statutes and Relevant Facts was approved, and widely communicated by the Company to its investors, managers and employees.

         PERSPECTIVES

The second half could be strengthened by adjustments in global meat stocks, combined with a clearer definition of import policies in some regions, and by definition of the new harvest and the costs of main inputs. We understand that demand in the domestic market for non-durable goods consumption will be positive, and we will continue with our plans for sustained growth and the aggregation of value through investing in and launching new lines and products. In the export market, the opening of the Canadian market to Brazilian products should be a good opportunity for our exports.

                                                          Sao Paulo, July 2002.



             Eggon Joao da Silva                          Nildemar Secches

                  Chairman                            Chief Executive Officer

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------


09.01 - INTERESTS IN SUBSIDIARIES AND/OR AFFILIATES

--------------------------------------------------------------------------------------------------------------
1.Item     2.Company/Name               3.CNPJ               4.Classification5.%Capital % Investor Net Equity
--------------------------------------------------------------------------------------------------------------
7.Company Type                          8. No of shares retained in the      9. No of shares retained in the
                                        quarter (units)                      previous quarter (units)
--------------------------------------------------------------------------------------------------------------
1          Perdigao Agroindustrial S.A. 86.547.619/0001-36   Private             100.00                 97.53
                                                             subsidiary
--------------------------------------------------------------------------------------------------------------
Industrial, Commercial and Others                                 44,651,416                       44,651,416
--------------------------------------------------------------------------------------------------------------
2          Perdigao Overseas S.A.       .../-                Private             100.00                  2.47
                                                             subsidiary
--------------------------------------------------------------------------------------------------------------
Industrial, Commercial and Others                                     55,655                           55,655
--------------------------------------------------------------------------------------------------------------
3          Perdigao Export Ltd.         .../-                Private             100.00                  0.00
                                                             subsidiary
--------------------------------------------------------------------------------------------------------------
Industrial, Commercial and Others                                     10,000                           10,000
--------------------------------------------------------------------------------------------------------------

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

16.01 - OTHER RELEVANT INFORMATION

SHAREHOLDERS' COMPOSITION ON JUNE 30, 2002


         SHAREHOLDERS                 COMMON         %     PREFERRED        %        TOTAL         %
                                      SHARES                  SHARES

Controlling shareholders          12,339,317     79.75    10,770,005    36.91   23,109,322     51.75
Management:
  Board of Directors (*)           1,568,431     10.14     1,859,580     6.37    3,428,011      7.68
  Executive Officers                       -         -             2        -            2         -
Audit Committee                            -         -            12        -           12         -
Treasury shares                        7,900      0.05       135,595     0.47      143,495      0.32
Other shareholders                 1,556,309     10.06    16,415,233    56.25   17,971,542     40.25
Total                             15,471,957    100.00    29,180,427   100.00   44,652,384    100.00
Shares outstanding                 3,124,740     20.20    18,274,827    62.63   21,399,567     47.92

(*) Including Weg S.A.

a) Shareholders' composition with more than 5% of voting capital on June 30, 2002:


                                                   Common shares        %       Preferred shares      %
-----------------------------------------------------------------------------------------------------------
Previ - Caixa Prev. Func. Bco. Brasil(*)                  2,865,317     18.52            3,972,428    13.61
Fun. Telebras Seg. Social - Sistel (*)                    2,766,917     17.88              144,889     0.50
Petros - Fund. Petrobras Seg. Soc. (*)                    2,255,562     14.58            1,905,261     6.53
Fapes (Fund. Assist. Prev. Social)-BNDES (*)              1,888,101     12.20            2,541,461     8.71
Weg S.A.                                                  1,566,862     10.13            1,768,172     6.06
Real Grandeza Fundacao de APAS(*)                         1,579,469     10.21                    -        -
Bradesco Vida e Previdencia S.A.                          1,156,411      7.47              367,020     1.26
Valia - Fund. Vale do Rio Doce(*)                           303,609      1.96            1,544,786     5.29
Telos - Fund. Embratel de Seg. Social(*)                    165,537      1.07              510,120     1.75
Previ-Banerj (*)                                            514,805      3.33              151,060     0.52
Sub-total                                                15,062,590     97.35           12,905,197    44.23
------------------------------------------------------------------------------------------------------------
Others                                                      409,367      2.65           16,275,230    55.77
------------------------------------------------------------------------------------------------------------
Total                                                    15,471,957    100.00           29,180,427   100.00
------------------------------------------------------------------------------------------------------------

(*) Shareholders that are part to a Shareholders' Agreement.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

16.01 - OTHER RELEVANT INFORMATION

a.1.) Holders of more than 5% of voting capital till the person level:

     Weg S.A.

                                             COMMON SHARES          %       PREFERRED SHARES       %
Weg Participacoes e Servicos S.A. (a)              279,127,805       96.92          24,898,092       7.55
Others                                               8,872,195        3.08         305,057,108      92.45
Total                                              288,000,000      100.00         329,955,200     100.00



     Weg Participacoes e Servicos S.A. (a)


                                          COMMON SHARES         %        PREFERRED SHARES       %
Miriam Voigt Schwartz                            9,510,266       10.96          -               -
Valsi Voigt                                      9,510,266       10.96          -               -
Cladis Voigt                                     9,510,266       10.96          -               -
Diether Werninghaus                              7,180,500        8.28          -               -
Martin Werninghaus                               7,180,500        8.28          -               -
Heidi Behnke                                     7,180,500        8.28          -               -
Tania Marisa da Silva                            5,706,885        6.58          -               -
Decio da Silva                                   5,706,885        6.58          -               -
Solange da Silva Janssen                         5,706,885        6.58          -               -
Katia da Silva Bartsch                           5,706,885        6.58          -               -
Marcia da Silva Petry                            5,706,885        6.58          -               -
Others                                           8,152,833        9.38          -               -
Total                                           86,759,556      100.00          -               -


     Bradesco Vida e  Previdencia S.A.


                                          COMMON SHARES          %       PREFERRED SHARES       %
Bradesco Seguros S.A. (b)                       791,364,353      99.99          -               -
Others                                                   12       0.00          -               -
Total                                           791,364,365     100.00          -               -


     Bradesco Seguros S.A. (b)


                                          COMMON SHARES          %       PREFERRED SHARES       %
Banco Bradesco S.A. (c)                             625,316      99.66          -               -
Others                                                2,132       0.34          -               -
Total                                               627,448     100.00          -               -



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

16.01 - OTHER RELEVANT INFORMATION

     Banco Bradesco S.A. (c)


                                                 COMMON SHARES         %        PREFERRED SHARES        %
Cidade de Deus Cia.  De Participacoes (d)          351,201,893,341     48.17          2,343,777,578      0.33
Fundacao Bradesco                                  116,821,027,694     16.02         20,122,948,103      2.84
Others                                             261,117,669,350     35.81        686,070,885,771     96.83
Total                                              729,140,590,385    100.00        708,537,611,452    100.00


     Cidade de Deus Cia. De Participacoes (d)


                                                 COMMON SHARES           %        PREFERRED SHARES      %
Nova Cidade de Deus  Participacoes S.A. (e)            1,895,366,023      42.61           -             -
Fundacao Bradesco                                      1,435,576,482      32.28           -             -
Lia Maria Aguiar                                         417,744,408       9.39           -             -
Lina Maria Aguiar                                        417,744,408       9.39           -             -
Others                                                   281,421,179       6.33           -             -
Total                                                  4,447,852,500     100.00           -             -


     Nova Cidade de Deus Participacoes S.A. (e)


                                                  COMMON SHARES         %      PREFERRED SHARES      %
Fundacao Bradesco                                        70,840,798     46.30        162,122,728      98.35
Elo Participacoes S.A. (f)                               82,157,662     53.70         -              -
Caixa Beneficente dos Func. do Bradesco                 -               -              2,723,027       1.65
Total                                                   152,998,460    100.00        164,845,755     100.00


     Elo Participacoes S.A. (f)

     There were no shareholders with more than 5% of voting capital on June 30, 2002.


                                                  COMMON SHARES        %      PREFERRED SHARES       %
Total                                                   55,947,610    100.00          32,612,817     100.00


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------

16.01 - OTHER RELEVANT INFORMATION

b)Shareholders' composition of controlling shareholders, executive officers and audit committee on June 30, 2002:


                                          Common shares       %      Preferred shares     %

b.1.Controlling shareholders                    12,339,317    79.75         10,770,005    36.91
b.2.Executive    officers   and   audit          1,568,431    10.14          1,859,594     6.37
committee(*)


b.2.Executive Officers and Audit Committee


                                                   Common shares       %     Preferred shares      %

Board of Directors - Direct participation                     1,569    0.01              91,408    0.31
Board of Directors - Indirect participation(*)            1,566,862   10.13           1,768,172    6.06

Executive Officers                                                -       -                   2    0.00

Audit Committee                                                   -       -                  12    0.00

(*) Indirectly beneficially of a member of the board of directors by the company Weg S.A. - 10.13% of the common shares and 6.06% of the preferred shares.

c) On June 30, 2002 there were 21,399,567 free float shares, 47.92% of total issued, an amount of 3,124,740 common shares and 18,274,827 preferred shares, representing 20.20% and 62.63% respectively.


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


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SEC COMMISSION - CVM                                    CORPORATE LAW
QUARTERLY INFORMATION - ITR - June 30, 2002
COMMERCIAL, INDUSTRIAL COMPANY AND OTHERS

01 - IDENTIFICATION

-------------------------------------------------------------------------------
1-CVM Code         2- Description               3 - General Taxpayers' Register
01629-2            PERDIGAO S.A.                01.838.723/0001-27
-------------------------------------------------------------------------------
17.01 - SPECIAL REVIEW REPORT

1 - TYPE OF OPINION
UNQUALIFIED OPINION

2 - OPINION

To the Managers and Shareholders of

Perdigao S.A.

1) We have executed a special review of the Quarterly Information (ITR) of PERDIGAO S.A. and subsidiaries for the period ended June 30th, 2002, comprising the balance sheet, the statement of income, the performance report and relevant information, presented in thousand of Brazilian Reais.

2) Our special review has been executed in accordance with the specific rules set forth by the Brazilian Institute of Independent Accountants (IBRACON) with the Federal Accountants Council, and consisted mainly of : (a) questioning and discussion with the officers in charge of the accounting, financial and operating areas of the Company and subsidiaries as to the main criteria adopted for preparation of the Quarterly Information; and b) review of the information and subsequent events influencing or which might have a relevant influence on the Company's and subsidiaries' financial situation and operations.

3) Based on our special review, we are not aware of any material modification which might be effected as to the previously mentioned Quarterly Information, in order to make them in compliance with the rules issued by the Securities Commission - CVM specifically applied in the preparation of the compulsory Quarterly Information.

4) The Balance Sheet (individual and consolidated) on March 31st, 2002, as well as the statement of income (individual and consolidated) related to the Quarter and to the six months period ended June 30, 2001, submitted for comparative purposes, were examined by independent accountants that issued their special review report, unqualified, respectively on April 25, 2002 and July 25, 2001.

Blumenau, July 19, 2002


ERNST & YOUNG AUDITORES INDEPENDENTES S.C.  - CRC- 2-SP-015.199/O-6

Luiz Carlos Passetti

Accountant - CRC- 1-SP-144.343/O-3-T-SC-S-SP


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